Phase 2 TORREY Study Topline Results 1 December 6, 2022 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the potential of seralutinib to serve patients with pulmonary arterial hypertension (PAH), the potential for seralutinib to be differentiated from other PAH therapies, plans to complete regulatory interactions regarding the Phase 2 TORREY study and the timing thereof, plans to commence a global registrational Phase 3 Program in PAH and the timing thereof, and plans to commence a development program in World Health Organization Group 3 pulmonary hypertension (PH) and the timing thereof, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission (the “SEC”) from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward- looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Additionally, comparative safety information presented herein is not based on a head-to-head comparison and differences exist between study designs and subject characteristics which could confound the results. 2

Presenters for Today's Call

Gossamer Bio	
Faheem Hasnain	Co-Founder, Chairman, & Chief Executive Officer
Richard Aranda, MD	Chief Medical Officer
Robert Roscigno, PhD	VP, Clinical Development
Larry Zisman, MD	Sr Dir, Clinical Development
Ed Parsley, DO	Consultant Pulmonologist
Matt Cravets	SVP, Biometrics
Laura Carter, PhD	Chief Scientific Officer
Caryn Peterson	EVP, Regulatory Affairs
Bryan Giraudo	COO & CFO

Guest Speakers



Ardeschir Ghofrani, MD*
Professor of Pulmonary Vascular Research, Justus Liebig University; Head of the Pulmonary Hypertension Division, University Hospital Giessen



Raymond Benza, MD*
Professor of Medicine, Division of Cardiovascular Medicine, The Ohio State University

*Drs. Ghofrani and Benza are investigators in the TORREY Study and are paid consultants to Gossamer.

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• Met primary endpoint of statistically significant reduction in PVR in a heavily treated, prevalent study population • Functional outcome, six-minute walk test, favored seralutinib, though study was neither powered nor designed for this endpoint • Statistically significant reduction in NT-proBNP, coupled with significant changes observed in right heart parameters† • Well tolerated, avoiding side effect profile associated with systemic imatinib in PAH TORREY Study Topline Results Highlights 4 † As assessed by ECHO.

TORREY Study Topline Results Highlights, Cont.

- **Consistent benefit** across pre-specified sub-groups **in favor of seralutinib** with **enhanced effects in patients with more severe disease at baseline**§

Overall Study Population		Functional Class III		REVEAL 2.0 Risk Score ≥ 6	
PVR	6MWD	PVR	6MWD	PVR	6MWD
-14%*	+6.5m	-21%*	+37.3m*	-23%*	+21.9m
p = 0.0310	p = 0.5972	p = 0.0427	p = 0.0476	p = 0.0134	p = 0.2482

- Consistently favorable results for hemodynamic and ECHO endpoints

* = p-value ≤ 0.05. All p-values in this presentation are nominal, aside from primary endpoint (Overall study population delta in PVR).
§ At baseline, as determined by Functional Class and REVEAL 2.0 Risk Score (pre-specified subgroups).

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Disease Overview and Available Treatments 6

PAH is a Rare and Progressive Disease • PAH is a rare, progressive disease1,2 with an estimated worldwide prevalence of 5-25 cases per million per year3 • PAH has no known cure, is associated with poor survival, and has a debilitating impact on the health-related quality of life of patients and caregivers1,2,4,5 • PAH is characterized by vascular remodeling6,7 • cellular overgrowth, narrowing and thickening of pulmonary arterioles, and formation of pathologic lesions • underlying pathologic mechanisms include inflammation, proliferation, and fibrosis • leads to obstructed pulmonary blood flow, increased PVR, ultimately right heart failure and death • Current treatment approaches are primarily vasodilatory8-10 • A significant unmet need exists for new therapies that address the underlying pathological mechanisms of PAH 7 1 Mathai SC et al. Ann Am Thorac Soc. 2016;13:31-9; 2 Farber HW et al. Chest. 2015;148:1043-54; 3 Maron BA & Galie N et al. JAMA Cardiol 2016; 1:1056-1065; 4 Fernandes CJ et al.Health Qual Life Outcomes. 2014;12:130; 5 Delcroix M & Howard L. Eur Respir Rev 2015; 24:621-629; 6 Humbert M et al. Eur Respir J 2019; 53: 1801887; 7 Schmermuly RT et al. Nat Rev Cardiol 2011; 8:443-455; 8 Humbert, et al. Circulation. 2014, 130:2189-2208; 9 Maron BA et al. Am J Resp Crit Care Med 2021; 203(12):1472-1487; 10 Vasquez ZGS & Ringer JR. Lung 2020; 198:581-596

Functional Class Correlates With Risk Status & Predicts Survival

- Analysis of REVEAL Registry shows that 5-year survival remains poor despite progress in PAH-specific therapy options and improved patient support strategies

- Functional Class is predictive of survival

WHO Functional Assessment for Pulmonary Hypertension			
Class I	Class II	Class III	Class IV
No limitation of physical activity	Slight limitation of physical activity	Marked limitation of physical activity	Inability to carry out physical activity

5 Year Survival* (%)[1]



Previously diagnosed patients
88.0
75.6
57.0
27.2
FC I
FC II
FC III
FC IV
Newly diagnosed patients
72.2
71.7
60.0
43.8
FC I
FC II
FC III
FC IV

1 Farber HW et al. CHEST 2015; 148:1043. Functional Class: Modified New York Heart Association/WHO Functional Classification for PH. Previously diagnosed subjects are those whose diagnostic RHC fell >90 d before enrollment. Newly diagnosed subjects are those whose diagnostic RHC fell within 90 d before enrollment. REVEAL, Registry to Evaluate Early and Long-term PAH Disease Management. *Kaplan-Meier survival estimates from time of enrollment.

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The Clinical Goal of PAH Therapy is to Achieve Low Risk Status1 • Low risk status usually associated with1 • Good exercise capacity • Good quality of life • Good right ventricular function • Low mortality risk • Patients categorized as low risk1 • Have est. 1-year mortality <5% • Present with non-progressive disease in WHO-FC I/II with 6MWD >440m and no signs of clinically relevant RV dysfunction 9 6MWD, 6-minute walk distance; FC, functional class; RV, right ventricle. 1 Galiè N et al. Eur Respir J. 2015:46:903-975.

What Do Currently Available Therapies Do?

- ERAs
- Prostacyclins
- PDE-5is
- sGC stimulators

→ **Primarily work as Vasodilators**

Unmet need for therapies that target underlying causes of disease

- Proliferation
- Inflammation
- Fibrosis

ERA: endothelin receptor agonist; ET: endothelin; PDE-5i: phosphodiesterase-5 inhibitor; PGI2: sGC stim: soluble guanylate cyclase stimulators.
Source: Adapted from Humbert, et al., N Engl J Med 2004, 351:1425; LeVarge, et al. Ther Clin Risk Manag. 2015; Jing, et al. AJRCCM, 2011; Channick, et al. Lancet, 2001.

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Study Design and Baseline Characteristics 11

Study Design 12 Screening Double-Blind, Placebo-Controlled Period Follow-up After completing the Week 24 visit, subjects have the option to roll into an open-label extension study Week Visit 4 6 6 12 7 18 8 24 1 -5 to -1 2 (Day 1) 3 2 5 8 S c re e n in g V is it R a n d o m iz a ti o n a Follow-up 28 Placebo BID* (n=40) Seralutinib BID* (n=40) 3.5 4 E n d o f S tu d y * Subjects started on 60 mg (4 inhalations) BID and after 2 weeks escalated to 90 mg (6 inhalations) BID as tolerated. a Randomization stratified by PVR (< 800 dyne*s/cm5 vs. ≥ 800 dyne*s/cm5) Indicates in-clinic visit. Abbreviations: BID, twice-daily; PVR, pulmonary vascular resistance.

Patient Disposition 13 Placebo N=42 86 patients randomized and dosed Seralutinib N=44 Completed Treatment 41 (97.6%) Completed Treatment 37 (84.1%) Completed Study 42 (100%) Completed Study 38 (86.4%) Discontinued Treatment 7 (15.9%) Adverse Event 6 (13.6%) Protocol Deviation 1 (2.3%) Discontinued Treatment 1 (2.4%) Adverse Event 1 (2.4%) Withdrawal from Study 6 (13.6%) Adverse Event 4 (9.1%) Protocol Deviation 1 (2.3%) Withdrawal by Subject 1 (2.3%) ~90% of completers entered the OLE

Baseline Demographics (ITT Population) 14 Characteristic Placebo (N=42) Seralutinib (N=44) Total (N=86) Age (years) – mean (SD) 49.5 (11.81) 48.3 (12.70) 48.8 (12.22) Sex – n (%) Female 38 (90.5) 40 (90.9) 78 (90.7) Male 4 (9.5) 4 (9.1) 8 (9.3) Race – n (%) White 37 (88.1) 37 (84.1) 74 (86.0) Black or African American 1 (2.4) 0 1 (1.2) Asian 2 (4.8) 4 (9.1) 6 (7.0) Other 2 (4.8) 3 (6.8) 5 (5.8) Ethnicity – n (%) Hispanic or Latino 6 (14.3) 8 (18.2) 14 (16.3) Not Hispanic or Latino 34 (81.0) 36 (81.8) 70 (81.4) Not reported 2 (4.8) 0 2 (2.3) Region – n (%) North America 30 (71.4) 29 (65.9) 59 (68.6) Western Europe 10 (23.8) 11 (25.0) 21 (24.4) Asia Pacific 1 (2.4) 4 (9.1) 5 (5.8) Eastern Europe 1 (2.4) 0 1 (1.2) Abbreviations: ITT, Intention-to-treat; SD, standard deviation.

Baseline Background PAH Medication Use (ITT Population) 15 Characteristic Placebo (N=42) Seralutinib (N=44) Total (N=86) Number of background therapies – n (%) 1 2 (4.8) 1 (2.3) 3 (3.5) 2 16 (38.1) 18 (40.9) 34 (39.5) 3 24 (57.1) 25 (56.8) 49 (57.0) Prostacyclin/Prostacycin Receptor Agonist use – n (%) None 13 (31.0) 15 (34.1) 28 (32.6) Monotherapy 1 (2.4) 1 (2.3) 2 (2.3) Double therapy 4 (9.5) 3 (6.8) 7 (8.1) Triple therapy 24 (57.1) 25 (56.8) 49 (57.0) Parenteral Prostacyclin 19 (45.2) 19 (43.1) 38 (44.2) Oral 10 (23.8) 10 (22.7) 20 (23.3) Abbreviations: ITT, Intention-to-treat.

Baseline Disease Characteristics (ITT Population) 16 Characteristic Placebo (N=42) Seralutinib (N=44) Total (N=86) Age at PAH diagnosis (years) – mean (SD) 41.2 (11.65) 40.7 (15.84) 40.9 (13.87) Years since PAH diagnosis – mean (SD) 8.78 (7.218) 8.07 (7.074) 8.41 (7.111) PAH classification – n (%) Idiopathic 22 (52.4) 20 (45.5) 42 (48.8) Heritable 5 (11.9) 10 (22.7) 15 (17.4) Associated with: CTD 11 (26.2) 6 (13.6) 17 (19.8) Anorexigen use 0 1 (2.3) 1 (1.2) Methamphetamine use 4 (9.5) 4 (9.1) 8 (9.3) Corrected congenital shunts 0 3 (6.8) 3 (3.5) WHO FC – n (%) Class II 20 (47.6) 30 (68.2) 50 (58.1) Class III 22 (52.4) 14 (31.8) 36 (41.9) REVEAL 2.0 Risk Score ≥ 6 – n (%) 17 (40.5) 20 (45.5) 37 (43.0) PVR (dyne*s/cm5) – mean (SD) 661.3 (164.91) 675.8 (240.35) 668.7 (205.90) 6MWD (m) – mean (SD) 407.1 (107.02) 408.6 (75.11) 407.9 (91.54) NT-proBNP (ng/L) – mean (SD) 645.6 (1158.75) 611.0 (714.58) 628.3 (956.83) Abbreviations: 6MWD, six-minute walk distance; CTD, connective tissue disease; FC, functional class; NT-proBNP, N-terminal pro B-type natriuretic peptide; PAH, pulmonary arterial hypertension; PVR, pulmonary vascular resistance; WHO, World Health Organization; ITT, Intention-to-treat.

Baseline Demographics and Disease Characteristics *by Baseline WHO FC* (ITT Population)

Characteristic	Baseline WHO FC Class II Placebo (N=20)	Baseline WHO FC Class II Seralutinib (N=30)	Baseline WHO FC Class II Total (N=50)	Baseline WHO FC Class III Placebo (N=22)	Baseline WHO FC Class III Seralutinib (N=14)	Baseline WHO FC Class III Total (N=36)
Age (years) – mean (SD)	47.6 (11.69)	47.7 (13.42)	47.7 (12.63)	51.1 (11.94)	49.4 (11.40)	50.4 (11.60)
Female – n (%)	19 (95.0)	27 (90.0)	46 (92.0)	19 (86.4)	13 (92.9)	32 (88.9)
Race, White – n (%)	19 (95.0)	24 (80.0)	43 (86.0)	18 (81.8)	13 (92.9)	31 (86.1)
Region, North America – n (%)	13 (65.0)	20 (66.7)	33 (66.0)	17 (77.3)	9 (64.3)	26 (72.2)
Years since PAH diagnosis – mean (SD)	9.60 (7.262)	8.40 (6.961)	8.88 (7.034)	8.02 (7.263)	7.36 (7.527)	7.76 (7.266)
PAH classification – n (%)						
Idiopathic	11 (55.0)	16 (53.3)	27 (54.0)	11 (50.0)	4 (28.6)	15 (41.7)
Heritable	4 (20.0)	6 (20.0)	10 (20.0)	1 (4.5)	4 (28.6)	5 (13.9)
Associated with CTD	5 (25.0)	5 (16.7)	10 (20.0)	6 (27.3)	1 (7.1)	7 (19.4)
REVEAL 2.0 Risk Score ≥ 6 – n (%)	**4 (20.0)**	**11 (36.7)**	**15 (30.0)**	**13 (59.1)**	**9 (64.3)**	**22 (61.1)**
PVR (dyne*s/cm^5) – mean (SD)	638.3 (161.85)	689.9 (265.72)	669.3 (229.34)	682.2 (168.62)	645.7 (179.29)	668.0 (171.25)
6MWD (m) – mean (SD)	**455.5 (63.96)**	**425.5 (62.98)**	**437.5 (64.45)**	**363.2 (120.05)**	**372.4 (87.97)**	**366.8 (107.43)**
NT-proBNP (ng/L) – mean (SD)	**406.8 (798.39)**	**609.9 (715.31)**	**525.3 (749.58)**	**873.0 (1403.06)**	**613.3 (742.17)**	**773.7 (1187.34)**
On 3 background therapies – n (%)	11 (55.0)	18 (60.0)	29 (58.0)	13 (59.1)	7 (50.0)	20 (55.6)
ERA + PDE-5i + Prostacyclins/PRA	8 (40.0)	16 (53.3)	24 (48.0)	10 (45.5)	6 (42.9)	16 (44.4)
ERA + sGC + Prostacyclins/PRA	3 (15.0)	2 (6.7)	5 (10.0)	3 (13.6)	1 (7.1)	4 (11.1)

Abbreviations: ITT, intention-to-treat; SD, standard deviation; CTD, connective tissue disease; PVR, pulmonary vascular resistance; 6MWD, 6-minute walk distance; NT-proBNP: N-terminal pro B-type natriuretic peptide; WHO, World Health Organization; FC, functional class.

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Primary Endpoint: Change From Baseline in PVR 18

Primary Endpoint: Seralutinib Significantly Reduced PVR at Week 24 (ITT Population) 19 Abbreviations: ANCOVA, analysis of covariance; LS, least squares; LSMD, least squares mean difference; ITT, intent-to-treat; PVR, pulmonary vascular resistance. Note: Based on an ANCOVA model with multiple imputation. Source: Data on file.

Seralutinib Consistently Reduced PVR Across All Pre-Specified Sub-Groups (ITT Population) 20 Abbreviations: ANCOVA, analysis of covariance; FC, functional class; PVR, pulmonary vascular resistance; WHO, World Health Organization; LSMD, least squares mean difference. a Based on an ANCOVA model with multiple imputation. Source: Data on file.

Seralutinib’s Effect on PVR was More Pronounced in Patients with More Severe Disease at Baseline (ITT Population) 21 WHO Functional Class Change in PVR, by Functional Class REVEAL 2.0 Risk Score Change in PVR, by Risk Score Abbreviations: ANCOVA, analysis of covariance; LS, least squares; LSMD, least squares mean difference; PVR, pulmonary vascular resistance; WHO, World Health Organization. Note: Based on ANCOVA modelling. Source: Data on file. Class II Class III Risk <6 Risk ≥6

Observed Reduction in PVR Mainly Driven by Reduction in mPAP 22 Abbreviations: ANCOVA, analysis of covariance; CO, cardiac output; LS, least squares; LSMD, least squares mean difference; mPAP, mean pulmonary arterial pressure; RHC, right heart catheterization; PVR, pulmonary vascular resistance. Note: Based on ANCOVA modelling using observed cases. Source: Data on file. Change in mPAP from Baseline to Week 24 Change in CO from Baseline to Week 24

Secondary Endpoint: Change From Baseline in 6MWD 23

Secondary Endpoint: Change in 6MWD from Baseline to Each Visit (ITT Population) 24 Abbreviations: 6MWD, six-minute walk distance; FC, functional class; MMRM, mixed-effects model with repeated measures; WHO, World Health Organization. Note: Based on a MMRM model. Source: Data on file.

Secondary Endpoint: Change in 6MWD from Baseline to Each Visit for Baseline FC III Patients (ITT Population) 25 Abbreviations: 6MWD, six-minute walk distance; FC, functional class; MMRM, mixed-effects model with repeated measures; WHO, World Health Organization. Note: Based on a MMRM model. Source: Data on file.

Change in 6MWD by Functional Class and REVEAL 2.0 Risk Score (ITT Population) 26 Abbreviations: 6MWD, six-minute walk distance; FC, functional class; LS, least squares; LSMD, least squares mean difference; MMRM, mixed-effects model with repeated measures; WHO, World Health Organization. Note: Based on MMRM modelling. Source: Data on file. Functional Class Change in 6MWD, by Functional Class REVEAL 2.0 Risk Score Change in 6MWD, by Risk Score Class II Class III Risk <6 Risk ≥6

Exploratory Endpoints & REVEAL 2.0 Risk Score Change 27

Seralutinib Treatment Led to Statistically Significant Reduction in NT-proBNP (ITT Population) 28 Abbreviations: FC, functional class; LS, least squares; LSMD, least squares mean difference; MMRM, mixed-effects model with repeated measures; NT-proBNP, N-terminal pro B-type natriuretic peptide. Note: Based on a MMRM model. Source: Data on file. Week 4 Week 8 Week 12 Week 24Baseline

Endpoint LS Mean Difference (95% CI) Statistically Significant Result Favoring Seralutinib (p ≤ 0.05) Point Estimate Favoring Seralutinib p-value Right Atrium Area (cm2) -1.99 (-3.783, -0.206) 0.0293* RV Free Wall Strain (%) -2.64 (-5.172, -0.098) 0.0420* PA Compliance (mL/mmHg) 0.22 (0.009, 0.423) 0.0410* RV Systolic Pressure (mmHg) -8.10 (-13.877, -2.317) 0.0067* PA Systolic Pressure (mmHg) -6.98 (-12.774, -1.187) 0.0189* PA Diastolic Pressure (mmHg) -3.43 (-6.211, -0.643) 0.0165* RV Fractional Area Change 2.62 (-1.405, 6.652) 0.1983 PVR index (dyne*s/cm5/m2) -160.42 (-333.970, 13.138) 0.0695 mRAP (mmHg) -0.99 (-2.350, 0.367) 0.1503 Stroke Volume Index (mL/m2) 2.19 (-0.917, 5.299) 0.1644 Cardiac Index (L/min/m2) 0.13 (-0.100, 0.359) 0.2658 Centrally-Read RHC and ECHO Results at Week 24 Consistently Favored Seralutinib (ANCOVA – Observed Cases) 29 * p ≤ 0.05. Abbreviations: mRAP, mean right atrial pressure; PA, pulmonary artery; PVR, pulmonary vascular resistance; RV, right ventricle; LS, least squares; RHC, right heart catheterization; ECHO, echocardiography. Source: Data on file.

The Majority of Patients Receiving Seralutinib Demonstrated an Improvement in REVEAL 2.0 Risk Score at Week 24 30 Post hoc analysis. Odds ratio, 95% CI, and p-value from a stratified Cochran-Mantel-Haenszel chi-square test of improvement (yes vs. no). 1) A 1-point improvement in REVEAL 2.0 Risk Score (RRS) at PATENT-1 baseline was associated with a 23% reduction in the relative risk of death and a 20% reduction in the relative risk of clinical worsening in PATENT-2. Similarly, a 1-point improvement in RRS 2.0 at PATENT-1 Week 12 was associated with a 26% reduction in the relative risk of death and a 23% reduction in the relative risk of clinical worsening in PATENT-2. Source: https://doi.org/10.1016/j.ijcard.2021.03.034 Source: Data on file. 1-point improvement in REVEAL 2.0 Risk Score at baseline associated with(1): • 23% reduction in relative risk of death • 20% reduction in relative risk of clinical worsening Seralutinib patients have 2.45 times the odds of achieving a REVEAL 2.0 Risk Score improvement compared to placebo patients 30 of 39 seralutinib patients improved or maintained baseline REVEAL 2.0 Risk Score

Safety and Tolerability 31

Top AEs From Imatinib IMPRES Study Not Observed at High Incidence in TORREY

Preferred Term [a]	IMPRES Study (Phase 3) Imatinib		TORREY Study (Phase 2) Seralutinib	
	Placebo (N=98)	Imatinib (N=103)	Placebo (N=42)	Seralutinib (N=44)
Nausea	23 (24)	57 (55)	6 (14)	5 (11)
Peripheral edema [b]	20 (20)	45 (44)	1 (2)	2 (5)
Diarrhea	19 (19)	36 (35)	3 (7)	6 (14)
Vomiting	10 (10)	31 (30)	3 (7)	2 (5)
Periorbital edema [c]	7 (7)	30 (29)	0 (0)	1 (2)
Dyspnea	13 (13)	19 (18)	5 (12)	4 (9)
Hypokalemia	3 (3)	16 (16)	1 (2)	2 (5)
Anemia	3 (3)	14 (14)	0 (0)	1 (2)
Face edema [d]	1 (1)	10 (10)	0 (0)	1 (2)
Muscle spasms	2 (2)	10 (10)	0 (0)	1 (2)

Abbreviations: AE: adverse event; MedDRA, Medical Dictionary for Regulatory Activities; PT, preferred term.
Note: AEs in IMPRES with an incidence ≥ 10% in Imatinib and ≥5% higher in Imatinib than Placebo are summarized for both IMPRES and TORREY.
Note: The above tables are for illustrative purposes only and are not a head-to-head comparison. Differences exist between study designs and methodologies, and caution should be exercised when comparing data across studies.
[a] Coded using MedDRA (v 24.0 in TORREY).
[b] Includes AE PTs of oedema, oedema peripheral, and peripheral swelling in TORREY.
[c] Includes AE PT of periorbital edema in IMPRES and AE PT of periorbital swelling in TORREY.
[d] Includes AE PT of face edema in IMPRES and AE PT of swelling face in TORREY.
Source: Data on file.

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Incidence of TEAEs by Preferred Term: ≥ 5% in Seralutinib (Safety Population) 33 Preferred Terma Placebo (N=42) Seralutinib (N=44) Number of subjects with a TEAE 36 (85.7) 41 (93.2) Cough 16 (38.1) 19 (43.2) COVID-19 7 (16.7) 6 (13.6) Diarrhea 3 (7.1) 6 (13.6) Headache 8 (19.0) 6 (13.6) Dizziness 2 (4.8) 5 (11.4) Fatigue 3 (7.1) 5 (11.4) Nausea 6 (14.3) 5 (11.4) Dyspnea 5 (11.9) 4 (9.1) Nightmare 1 (2.4) 4 (9.1) Abdominal pain lower 0 3 (6.8) Arthralgia 1 (2.4) 3 (6.8) Back pain 2 (4.8) 3 (6.8) Chest discomfort 1 (2.4) 3 (6.8) Nasal congestion 1 (2.4) 3 (6.8) Nasopharyngitis 0 3 (6.8) Rash 1 (2.4) 3 (6.8) Throat irritation 0 3 (6.8) Abbreviations: MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event. a Coded using MedDRA v 24.0 Source: Data on file. All TEAEs in the table above were mild or moderate in severity.

Incidence of Adverse Events Leading to Treatment Discontinuation (Safety Population) 34 Preferred Terma Placebo (N=42) Seralutinib (N=44) Number of subjects with a TEAE leading to treatment discontinuation 1 (2.4) 6 (13.6) Abdominal pain lower 0 1 (2.3) Cough 0 1 (2.3) Dry mouth 0 1 (2.3) Haemoptysis 0 1 (2.3) Alanine aminotransferase increased 0 1 (2.3)^ Aspartate aminotransferase increased 0 1 (2.3)^ Transaminases increased 0 1 (2.3) Liver function test abnormal 1 (2.4) 0 Abbreviations: MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event. a Coded using MedDRA v 24.0 ^ Events occurred in same patient. Source: Data on file.

Summary of TORREY Topline Results 35

Summary of Topline Results ✓ Primary endpoint met with concordant statistically significant and directional improvements from baseline across multiple endpoints, including hemodynamics, NT-proBNP, and right heart structure and function ✓ Drug characteristics, limited systemic PK, and route of administration led to the avoidance of safety/tolerability issues seen with systemic imatinib administration ✓ 6MWD improvement in more severe patient groups provides clear path forward for Phase 3 development program in PAH ✓ Statistically significant study in PAH and strong mechanistic rationale support development in Group 3 PH 36

Acknowledgements We thank all patients, their families, and all the TORREY study investigators who participated in the trial 37

Next Steps ❑ 1H:23 – Complete End of Phase 2 Regulatory Interactions ❑ 2H:23 – Commence Global Registrational Phase 3 Program in PAH ❑ 2H:23-1H:24 – Commence Development Program in WHO Group 3 PH 38

Participants for Q&A Session 39 Gossamer Bio Faheem Hasnain Co-Founder, Chairman, & Chief Executive Officer Richard Aranda, MD Chief Medical Officer Robert Roscigno, PhD VP, Clinical Development Larry Zisman, MD FACC Sr Dir, Clinical Development Ed Parsley, DO Consultant Pulmonologist Matt Cravets SVP, Biometrics Laura Carter, PhD Chief Scientific Officer Caryn Peterson EVP, Regulatory Affairs Bryan Giraudo COO & CFO *Drs. Ghofrani and Benza are investigators in the TORREY Study and are paid consultants to Gossamer. Guest Speakers Ardeschir Ghofrani, MD* Professor of Pulmonary Vascular Research, Justus Liebig University; Head of the Pulmonary Hypertension Division, University Hospital Giessen Raymond Benza, MD* Professor of Medicine, Division of Cardiovascular Medicine, The Ohio State University